                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event             September 11, 2001
reported)                               ----------------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                    0-23485              62-1096725
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (423) 743-9151
area code                                   ------------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.     Other Events.

      On September 11, 2001 the Company issued a press release  announcing its decision to close its plant located in Walterboro,  South Carolina.  A copy of the press release is attached as Exhibit 99.1 hereto and  incorporated  herein by reference.

Item 7.     Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press release regarding the Walterboro plant closing dated
            September 11, 2001.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  September 11, 2001
                                          NN, INC.

                                          By: /s/ William C. Kelly, Jr.
                                              ----------------------------------
                                             William C. Kelly, Jr.,
                                             Chief Accounting Officer